                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         NORWEST INCOME FUND SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                   [          $91,503                6
              2 * { ---------------------------- + 1]  - 1} = 4.46%
                   [  ((1,663,176 * 13.322))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
            Total Return = ----------------------------------------------------
                                       Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $1,046.18                    $1,046.18 - $1,000
                                         ----------------------- =   4.62%
                                               $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

           $1,193.80 - $1,000
         ----------------------- =  19.38%
                 $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 1998:

         $1,046.18/$1,000 - 1 =   4.62%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                           1/4.58
         ($1,193.80/$1,000)        - 1 = 3.94%


         Unit Value Information
         ----------------------------


                                      Unit
            Date                      Value
         ----------                 ----------
         06/01/94                   $  9.988
         12/31/94                      9.877
         12/31/95                     11.404
         12/31/96                     11.509
         12/31/97                     12.379
         12/31/98                     13.322

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                    NORWEST VALUGROWTH STOCK FUND SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $1,115.75                    $1,115.75 - $1,000
                                         ----------------------- = 11.57%
                                               $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

            $1,832.37 - $1,000
         ----------------------- =  83.24%
                  $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 1998:

         $1,115.75/$1,000 - 1 = 11.57%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                           1/4.58
         ($1,832.37/$1,000)        - 1 = 14.14%


         Unit Value Information
         ----------------------------

                                      Unit
            Date                      Value
         ----------                 ----------
         06/01/94                   $  9.988
         12/31/94                      9.719
         12/31/95                     11.900
         12/31/96                     14.105
         12/31/97                     17.194
         12/31/98                     19.700

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                   NORWEST SMALL COMPANY STOCK FUND SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:


                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $813.38                      $813.38 - $1,000
                                         ----------------------- = 18.66%
                                             $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

            $1,222.40 - $1,000
         ----------------------- =  21.24%
                  $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 1998:

         $813.38/$1,000 - 1 = -18.66%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                           1/3.67
         ($1,222.40/$1,000)       - 1 = 5.63%


         Unit Value Information
         ----------------------------

                                       Unit
            Date                      Value
         ----------                 ----------
         05/01/95                   $10.000
         12/31/95                    11.478
         12/31/96                    14.893
         12/31/97                    16.154
         12/31/98                    13.624

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        NORWEST INCOME EQUITY SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $1,137.77                    $1,137.77 - $1,000
                                         ----------------------- = 13.78%
                                               $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

            $1,521.90 - $1,000
         ----------------------- =  52.19%
                  $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 1998:

         $1,137.77/$1,000 - 1 = 13.78%

         Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                            1/2.67
         ($1,.521.90/$1,000)       - 1 = 12.13%


         Unit Value Information
         ----------------------------

                                      Unit
            Date                     Value
         ----------                ----------
         05/01/96                   $10.000
         12/31/96                    10.892
         12/31/97                    13.632
         12/31/98                    15.919

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                   SCUDDER INTERNATIONAL PORTFOLIO SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $1,140.35                    $1,140.35 - $1,000
                                         ----------------------- = 14.03%
                                               $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

            $1,382.38 - $1,000
         ----------------------- =  38.24%
                  $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 1998:

         $1,140.35/$1,000 - 1 = 14.03%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                           1/4.58
         ($1,382.38/$1,000)       - 1 = 7.33%


         Unit Value Information
         ----------------------------

                                      Unit
            Date                     Value
         ----------                ----------
         06/01/94                   $10.858
         12/31/94                    10.591
         12/31/95                    11.605
         13/31/96                    13.134
         12/31/97                    14.124
         12/31/98                    16.530

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      FORTIS GROWTH STOCK SERIES SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $1,143.63                    $1,143.63 - $1,000
                                         ----------------------- = 14.36%
                                               $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

            $1,781.21 - $1,000
         ----------------------- =  78.12%
                  $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 1998:

         $1,143.63/$1,000 - 1 = 14.36%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                           1/4.58
         ($1,781.21/$1,000)       - 1 = 13.43%


         Unit Value Information
         ----------------------------

                                      Unit
            Date                     Value
         ----------                ----------
         06/01/94                   $  9.735
         12/31/94                      9.947
         12/31/95                     12.523
         12/31/96                     14.375
         12/31/97                     15.936
         12/31/98                     18.703

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                     FORTIS GLOBAL GROWTH SERIES SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made January 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $1,068.13                    $1,068.13 - $1,000
                                         ----------------------- = 6.81%
                                               $1,000

Cumulative total return since inception through December 31, 1998, is as follows:

            $1,633.71 - $1,000
         ----------------------- =  63.37%
                  $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         One year ended December 31, 1998:

         $1,068.13/$1,000 - 1 = 6.81%

     Average annual total return since inception of the subaccount through December 31, 1998 is as follows:

                           1/4.58
         ($1,633.71/$1,000)       - 1 = 11.31%


         Unit Value Information
         ----------------------------

                                      Unit
            Date                     Value
         ----------                ----------
         06/01/94                   $  9.722
         12/31/94                      9.865
         12/31/95                     12.694
         12/31/96                     14.908
         12/31/97                     15.703
         12/31/98                     17.244

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FORTIS MONEY MARKET SUBACCOUNT

     The subaccount's standardized yield for the seven day period ended December 31, 1998 was computed by dividing 1 by the unit price for December 24, 1998, then multiplying this by the unit price on December 31, 1998 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1998 was as follows:

         ((1 / 11.883831) x 11.892573) -1 = .000736 - Base Period Return

         .000736 x (365 / 7) = .0384 or 3.84%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1998 was as follows:

                      365/7
         (.000736 + 1)      -1 = .0391 or 3.91%


         Date                   Unit Price
         ------                ------------
         12/24/98               11.883831
         12/31/98               11.892573

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              AIM VALUE SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $1,122.00                    $1,122.00 - $1,000
                                         ----------------------- = 12.20%
                                               $1,000


         Unit Value Information
         ----------------------------

                                      Unit
            Date                     Value
         ----------                ----------
         05/01/98                   $10.000
         12/31/98                    11.520

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       AIM INTERNATIONAL EQUITY SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $947.60                      $947.60 - $1,000
                                         ----------------------- = -5.24%
                                             $1,000


         Unit Value Information
         ----------------------------

                                      Unit
            Date                     Value
         ----------                ----------
         05/01/98                   $10.000
         12/31/98                     9.776

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         MFS EMERGING GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $1,083.60                    $1,083.60 - $1,000
                                         ----------------------- = 8.36%
                                               $1,000


         Unit Value Information
         ----------------------------

                                      Unit
            Date                     Value
         ----------                ----------
         05/01/98                   $10.000
         12/31/98                    11.136

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MFS HIGH INCOME SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------------
                                        Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

            Ending Value                 Total Return
            ----------------             -----------------
            $917.90                      $917.90 - $1,000
                                         ----------------------- = -8.21%
                                             $1,000


         Unit Value Information
         ----------------------------

                                      Unit
            Date                     Value
         ----------                ----------
         05/01/98                   $10.000
         12/31/98                     9.479